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                                                                    EXHIBIT 23.1

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to our report included (or incorporated by reference) in this registration statement of our report dated April 28, 2000 included in Asyst Technologies, Inc.'s Form 10-K for the year ended March 31, 2000 and into the Company's previously filed Registration Statement No. 333-94619.


San Jose, California
June 28, 2000